SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2003

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-10524	54-0857512

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)

(720) 283-6120
(Registrant’s telephone number, including area code)

ITEM 5. Other Events
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
Signatures
Exhibit Index
EX-2.01 Articles of Merger
EX-2.02 Articles of Merger
EX-3.02 Bylaws

ITEM 5. Other Events

     On June 11, 2003, United Dominion Realty Trust, Inc., a Virginia corporation, changed its state of incorporation from Virginia to Maryland by merging with and into its wholly owned subsidiary, UDRT Maryland, Inc., a Maryland corporation, with UDRT Maryland, Inc. surviving the merger (the “Reincorporation Merger”). The Reincorporation Merger was approved by the shareholders of United Dominion Realty Trust, Inc. at the company’s Annual Meeting of Shareholders held on May 6, 2003. In connection with the Reincorporation Merger, UDRT Maryland, Inc. changed its name to United Dominion Realty Trust, Inc. As the successor entity in the Reincorporation Merger, United Dominion Realty Trust, Inc., a Maryland corporation, hereby formally adopts the registration statements and all other filings of United Dominion Realty Trust, Inc., a Virginia corporation, filed with the Securities and Exchange Commission prior to the Reincorporation Merger. The Articles of Merger filed with the State Department of Assessments and Taxation of the State of Maryland are attached hereto as Exhibit 2.01. The Articles of Merger filed with the State Corporation Commission of the Commonwealth of Virginia are attached hereto as Exhibit 2.02. The Amended and Restated Articles of Incorporation of United Dominion Realty Trust, Inc., a Maryland corporation, are attached as Exhibit A to Exhibit 2.01 hereto and incorporated herein by reference. The Bylaws of United Dominion Realty Trust, Inc., a Maryland corporation, are attached hereto as Exhibit 3.02.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

Exhibit No.	Description

2.01	Articles of Merger between UDRT Maryland, Inc., a Maryland corporation, and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland.

2.02	Articles of Merger between UDRT Maryland, Inc., a Maryland corporation, and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Corporation Commission of the Commonwealth of Virginia.

3.01	Amended and Restated Articles of Incorporation of United Dominion Realty Trust, Inc., a Maryland corporation, (attached as Exhibit A to Exhibit 2.01 hereto and incorporated herein by reference).

3.02	Bylaws of United Dominion Realty Trust, Inc., a Maryland corporation.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date: June 11, 2003	By:	/s/ Mary Ellen Norwood

Mary Ellen Norwood Vice President and Secretary

Exhibit Index

Exhibit No.	Description

2.01	Articles of Merger between UDRT Maryland, Inc., a Maryland corporation, and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland.

2.02	Articles of Merger between UDRT Maryland, Inc., a Maryland corporation, and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Corporation Commission of the Commonwealth of Virginia.

3.01	Amended and Restated Articles of Incorporation of United Dominion Realty Trust, Inc., a Maryland corporation (attached as Exhibit A to Exhibit 2.01 hereto and incorporated herein by reference).

3.02	Bylaws of United Dominion Realty Trust, Inc., a Maryland corporation.